Supplement Dated March 6, 2007
to the Statement of Additional Information
of each Fund listed below:

BLACKROCK BASIC VALUE FUND, INC.
BLACKROCK BASIC VALUE FUND II, INC.
BLACKROCK FUNDAMENTAL GROWTH FUND, INC.
BLACKROCK VALUE OPPORTUNITIES FUND, INC.
BLACKROCK BALANCED CAPITAL FUND, INC.
BLACKROCK GLOBAL GROWTH FUND, INC.
BLACKROCK NATURAL RESOURCES TRUST
BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.
BLACKROCK EQUITY DIVIDEND FUND
BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.
BLACKROCK GLOBAL SMALLCAP FUND, INC.
BLACKROCK GLOBAL TECHNOLOGY FUND, INC.
BLACKROCK GLOBAL VALUE FUND, INC.
BLACKROCK HEALTHCARE FUND, INC.
BLACKROCK LATIN AMERICA FUND, INC.
BLACKROCK PACIFIC FUND, INC.
BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
BLACKROCK FOCUS TWENTY FUND, INC.
BLACKROCK FOCUS VALUE FUND, INC.
BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC.
BlackRock Mid Cap Value Opportunities Fund
BLACKROCK FUNDS II
BlackRock International Value Fund
BLACKROCK SERIES, INC.
BlackRock Small Cap Growth Fund II
BlackRock International Fund

Effective immediately, the section entitled “Purchase of Shares – Distribution Plans – Other Compensation to Selling Dealers” on page II-49 of the Statement of Additional Information of each Fund listed above is deleted in its entirety and replaced with the following:

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution and Service Plans (the “Plans”), each Fund may pay FAM Distributors, Inc. (“FAMD”), BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the distribution fees payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B and Investor B1 Shares, Service Organizations and other broker/dealers receive commissions from FAMD or BDI for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plans are intended to cover the expense to FAMD or BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B or Investor B1 Shares are redeemed prior to the expiration of the conversion period, after which Investor B and Investor B1 Shares automatically convert to Investor A Shares.

With respect to Investor C and Investor C1 Shares, Service Organizations and other broker/dealers receive commissions from FAMD or BDI for selling Investor C and Investor C1 Shares, which are paid at the time of the sale. The distribution fees payable under the Plans are intended to cover the expense to FAMD or

BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C or Investor C1 Shares are redeemed within 12 months of purchase.

From time to time FAMD, BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

Each Fund currently does not make distribution payments with respect to Investor A, Service or Institutional Shares under the applicable Plans. However, the Plans permit FAMD, BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, FAMD, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by FAMD, BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from FAMD’s, BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

In lieu of payments pursuant to the foregoing, FAMD, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, FAMD, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, FAMD, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs,

(ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of a Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by a Fund’s Manager, Administrator and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares of each class owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plans and fees the Fund pays to its transfer agent, a Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, FAMD, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.